INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 30, 2021 TO THE PROSPECTUSES DATED DECEMBER 21, 2020 OF:

Invesco 1-30 Laddered Treasury ETF (PLW)

Invesco California AMT-Free Municipal Bond ETF (PWZ)

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Invesco National AMT-Free Municipal Bond ETF (PZA)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

Invesco Senior Loan ETF (BKLN)

Invesco Taxable Municipal Bond ETF (BAB)

Invesco Treasury Collateral ETF (CLTL)

(collectively, the “Funds”)

Effective May 7, 2021, Jeffrey W. Kernagis is no longer a Portfolio Manager of the Funds. Accordingly, on that date, all information and references related to him are removed from the Funds’ Summary Prospectuses and Prospectuses.

Please Retain This Supplement For Future Reference.

P-TRUST II-SUMSTAT-SUP 043021